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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549
                                     ____________

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):    August 18, 1997
                                                  ---------------------


                             Greenwich Air Services, Inc.
--------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)





         Delaware                   0-22706           58-1758941
--------------------------------  --------------   ---------------------
  (State or other jurisdiction    (Commission      (I.R.S. Employer
   of incorporation)              File Number)     Identification No.)

    P.O. Box 522187, Miami, Florida                          33152
    4590 NW 36th Street, Miami, Florida                      33122
    ----------------------------------------              -----------
    (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (305) 526-7000
                                                    --------------


______________________________________________________________________________
            (Former Name or Former Address, if Changed Since Last Report)


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                              CURRENT REPORT ON FORM 8-K

                             GREENWICH AIR SERVICES, INC.

                                   August 18, 1997


Item 5.  OTHER EVENTS.

DEPARTMENT OF JUSTICE COMPLETES REVIEW OF INFORMATION
CONCERNING MERGER OF GE, GREENWICH AND UNC.

    On August 18, 1997 the Antitrust Division of the United States Department of Justice completed its review of information supplied to it in connection with the proposed merger (the "Merger") of Greenwich Air Services, Inc. ("Greenwich") with and into a wholly-owned subsidiary of General Electric Company ("GE"), and advised the parties to the Merger that they may consider the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") as having expired on such date. The expiration of the applicable waiting period under the HSR Act on August 18th satisfied one of the last remaining conditions to each party's obligation to consummate the Merger.

    As a result, the parties to the Merger may now proceed to consummate the Merger. Certain dates that are relevant to the Merger are listed below. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement and Plan of Merger, dated March 9, 1997 (the "Merger Agreement"), among GE, Greenwich and GB Merger Corp.

    (i) FRIDAY, AUGUST 15, 1997 THROUGH AND INCLUDING THURSDAY, AUGUST 28, 1997: The Valuation Period for determining the Average GE Share Price. Under the terms of the Merger Agreement, the number of shares of GE Common Stock to be received by stockholders of Greenwich (to the extent Greenwich stockholders do not elect to receive cash instead) will be determined by dividing $31.00 by the Average GE Share Price. The Average GE Share Price is the average of the last sale price per share of GE Common Stock for the trading days during the Valuation Period.

    (ii) 5:00 P.M., EASTERN STANDARD TIME, FRIDAY, AUGUST 29, 1997: The Election Deadline prior to which Greenwich stockholders may elect to receive cash (subject to limitations and possible pro ration pursuant to the terms and conditions of the Merger Agreement) in lieu of GE Common Stock in exchange for their shares of Greenwich Common Stock. Any holder of record of Greenwich Common Stock who does not properly make a Cash Election prior to the Election Deadline will receive Stock Consideration in exchange for his or her shares of Greenwich Common Stock.


                                          2

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    (iii)   TUESDAY, SEPTEMBER 2, 1997:  The anticipated Closing Date of the
Merger.

    The information set forth above is qualified in its entirety by reference to (i) the Merger Agreement, incorporated herein by reference as EXHIBIT 2.1,
(ii) the Proxy Statement/Prospectus, dated July 8, 1997, used in connection with the Special Meeting of Stockholders of Greenwich held on August 11, 1997, incorporated herein by reference as EXHIBIT 20.1, and (iii) the press release issued by Greenwich on August 20, 1997, a copy of which is attached hereto as
EXHIBIT 99.1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

              Not applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

              Not applicable.

         (c)  EXHIBITS.

             2.1. Agreement and Plan of Merger, dated March 9, 1997, by and among GE, Greenwich and GB Merger Corp. (1)

             20.1.      Proxy Statement/Prospectus, dated July 8, 1997. (2)

             *99.1.     Press Release issued by Greenwich on August 20, 1997.
___________________________

*   Filed herewith.

(1) Incorporated herein by reference. Filed with the Securities and Exchange Commission on March 17, 1997 as an exhibit to Greenwich's Current Report on Form 8-K, dated March 9, 1997.

(2) Incorporated herein by reference. Filed with the Securities and Exchange Commission on July 8, 1997 as part of the Registration Statement on Form S-4 of General Electric Company (Registration No. 333-30845).


                                          3

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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GREENWICH AIR SERVICES, INC.


Date: August 21, 1997             By: /s/ Robert J. Vanaria
                                     -------------------------------
                                          Robert J. Vanaria
                                          Senior Vice President
                                          of Administration and
                                          Chief Financial Officer


                                          4

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                                    EXHIBIT INDEX


EXHIBIT NUMBER     DESCRIPTION
--------------     -----------

     2.1. Agreement and Plan of Merger, dated March 9, 1997, by and among GE, Greenwich and GB Merger Corp. (1)

     20.1.         Proxy Statement/Prospectus, dated July 8, 1997. (2)

    *99.1.         Press Release issued by Greenwich on August 20, 1997.
___________________________

*   Filed herewith.

(1) Incorporated herein by reference. Filed with the Securities and Exchange Commission on March 17, 1997 as an exhibit to Greenwich's Current Report on Form 8-K, dated March 9, 1997.

(2) Incorporated herein by reference. Filed with the Securities and Exchange Commission on July 8, 1997 as part of the Registration Statement on Form S-4 of General Electric Company (Registration No. 333-30845).